Exhibit 10.6

CHEN Qi

WEI Yibo

YUE Xuqiang

XU Yirong

Hangzhou Shiqu Information and Technology Co., Ltd.

And

Beijing Meilishikong Network and Technology Co., Ltd.

Amended and Restated Equity Interest Pledge Agreement

August 20, 2017

Amended and Restated Equity Interest Pledge Agreement

This Amended and Restated Equity Interest Pledge Agreement (this “Agreement”) is made on August 20, 2017 by and among the following Parties:

(1)	CHEN Qi, a Chinese citizen with ID Card No.: ******;

(2)	WEI Yibo, a Chinese citizen with ID Card No.: ******;

(3)	YUE Xuqiang, a Chinese citizen with ID Card No.: ******;

(4)	XU Yirong, a Chinese citizen with ID Card No.: ******;

(CHEN Qi, WEI Yibo, YUE Xuqiang and XU Yirong respectively and jointly referred to as the “Pledgor”)

(5)	Hangzhou Shiqu Information and Technology Co., Ltd. (the “Pledgee”), with its registered address at 1001, Building 1, Zheshang Fortune Center, Xihu District, Hangzhou; and

(6)	Beijing Meilishikong Network and Technology Co., Ltd. (the “Company”), with its registered address at No. 2827, Building 27, Enjili Community, Haidian District, Beijing;

(In this Agreement, each of the Party shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.)

Whereas:

1.

On the effective date, the Pledgor shall become the registered shareholder of the Company and shall hold all the shares of the Company, and its contribution and shareholding in the Company’s registered capital are set forth in Exhibit A of this Agreement.

2.

In accordance with the provisions of the amended and restated exclusive option agreement (the “Option Agreement”) signed by the Pledgor, the Pledgee and the Company on the August 20, 2017, the Pledgor shall, under the conditions permitted by PRC laws, as required by the Pledgee, transfers all or part of his shareholdings in the Company to the Pledgee and/or any other entity designated by the Pledgee.

3.

In accordance with the provisions of the amended and restated shareholder’ voting proxy agreement (the “Voting Proxy Agreement”), signed by the Pledgor, the Pledgee and the Company on the August 20, 2017, the Pledgor has fully entrusted the person designated by the Pledgor to represent the Pledgor to exercise the whole voting right which he has owned as a shareholder of the Company.

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4.

According to the provisions of the amended and restated exclusive consultation and service agreement (the “Service Agreement”) signed by the Pledgor, the Pledgee and the Company on the August 20, 2017, the Company has engaged in exclusive employment of the Pledgee to provide relevant technical advice and services and will pay the Pledgee for the consultations and services fee.

5.

The Pledgor agrees to pledge the ownership of all the shares of the Company to the Pledgee, and give the Pledgee the right to be paid in the first order. These two above are as the guaranty and the Company’s performance of the contractual obligation (hereinafter defined) and the guarantee for the payment of the secured obligation (hereinafter defined).

THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

Article 1 Definitions

1.1.	Unless otherwise provided herein, in this Agreement, the terms below shall have the following meanings:

“Contract Obligations”: shall refer to all the obligations of the Pledgor under the Services Agreement, the Option Agreement and the Voting Proxy Agreement (collectively, the “Transaction Documents”); and the obligations of the Pledgor under this Agreement.

“Secured Indebtedness”: shall refer to the all the service fees, interests, liquidated damages and compensations stipulated under the Transaction Agreements, including the Pledgor should transfer to the Pledgee and/or its designated any other entity or individual combined Two hundred and fifty thousand Yuan for the transfer of the total amount is RMB 2,050,000.00 under the certain conditions of the conventions based on the Share Option Agreement . And all the direct, indirect, derivative losses and anticipated profits losses (The basis of the amount of such losses including but not limited to the Pledgee’s reasonable business plan and profit forecast and the all reasonable fees due to the Pledgee enforce the Pledgor and/or the Company to execute the obligations of contracts.) And all the fees results of the Pledgee enforce the Pledgor and/or the Company to execute the obligations of contracts (including but not limited to attorney fees, arbitration fee, supervision, assessment, auction fees and any taxes).

“Event of Default”: shall refer to any of the Pledgors or the Company violates any contractual obligations under the Transaction Documents or this Agreement.

“Pledge”: shall refer to the full share of the Company legally owned by the Pledgor at the time of this Agreement entry into force and in accordance with the provisions of this Agreement, the share shall be pledged to the Pledgee as the guarantee for the performance of the contractual obligations by the Pledgor and the Company. As well as the increased contribution and dividends described in accordance with Articles 2.6 and 2.7 of this Agreement.

“PRC Laws”: shall refer to the valid laws, administrative regulations, administrative regulations, local laws and regulations, judicial interpretations and other valid binding normative documents of the People’s Republic of China.

1.2.

The reference of any PRC Laws by this Agreement shall be considered as (1) including the amendment, alteration, supplement and reformulation of these PRC Laws, regardless of the time before or after the entry into force of the Agreement, and (2) including other decisions, notices and rules which are formulated in accordance with the provisions or by which it is effective.

1.3.	Except as otherwise stated in the context of this Agreement, the terms, paragraphs, terms and passages of this Agreement shall refer to the corresponding contents of this Agreement.

Article 2 Equity Pledge

2.1.

Pledgor agrees to pledge all the pledge, which is duly owned and entitled to dispose by the Pledgor, as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Among: (1) CHEN Qi agrees to have the disposable right of his lawfully owned company’s amount of the registered capital RMB 1,075,020.00 pledged to the Pledgee as the guarantee for the timely and complete performance of the contractual obligation and the repayment of the secured debt. The amount of the secured claim shall be the sum of the total RMB 1,075,020.00 in the case of a specific condition to the Pledgee and/or any other entity or person designated by the Pledgee under the Share option Agreement; (2) WEI Yibo agrees to have the disposable right of his lawfully owned company’s amount of RMB 547,760.00 to the Pledgee, and as a guarantee for the timely and complete performance of the contractual obligation and the repayment of the secured debt. The amount of the secured claim shall be the sum of the total RMB 547,760.00 in the case of a specific condition to the Pledgee and/or any other entity or person designated by the Pledgee under the Option Agreement; (3) YUE Xuqiang agrees to have the disposable right of his lawfully owned company’s amount of RMB 406,720.00 to the Pledgee, and as a guarantee for the timely and complete performance of the contractual obligation and the repayment of the secured debt. The amount of the secured claim shall be the sum of the total RMB 406,720.00 in the case of a specific condition to the Pledgee and/or any other entity or person designated by the Pledgee under the Option Agreement; (4) XU Yirong agrees to have the disposable right of his lawfully owned company’s amount of RMB20,500.00 to the Pledgee, and as a guarantee for the timely and complete performance of the contractual obligation and the repayment of the secured debt. The amount of the secured claim shall be the sum of the total RMB 406,720.00 in the case of a specific condition to the Pledgee and/or any other entity or person designated by the Pledgee under the Option Agreement; and other secured debts as agreed in this Agreement. The company agrees that the Pledgor holding the shares shall pledge the pledge to the Pledgee in accordance with the provisions of this Agreement.

2.2.

The Pledgor shall record the stock pledge arrangement under this Agreement (the “Equity Pledge”) in the Company’s shareholder name list on the date of this Agreement signed by the Pledgor, and shall provide the Pledgee the record with the form of the Pledgee’s satisfaction, and the Pledgor shall provide a certificate of AIC’s registration related to the share pledge to the Pledgee within 15 days from the date of signing this Agreement or within the other time limit agreed by the Parties.

2.3.

During the term of this Agreement, the Pledgee does not have any responsibilities for any reduction of the pledge’s value, and the Pledgee does not have the right to pursue any form of claim or requests to the Pledgee unless due to the Pledgee’s intention or a major fault which has a direct relationship with the result.

2.4.

Without violating the provisions of Article 2.3, if the pledge has any significant reduction in value, and those sufficient to endanger the rights of the Pledgee, the Pledgee may requests the Pledgor to provide the corresponding guarantees, and also may agents the Pledgor to auction or sale the Pledge at any time. And the Pledgee may negotiates with the Pledgor to make the amount of auction or the sale use in advance to repay the guarantee debt or drawing from the notary authority of the Pledgee’s place (any costs arising shall be borne by the Pledgor).

2.5.	The Pledgee enjoys the first order security interest of the Pledge. When any default occurs, the Pledgee has the right to dispose the Pledge in accordance with the fourth provision of this Agreement.

2.6.

In the case of the Pledgee’s prior written consent, the Pledgor may increase the capital of the Company. The amount of capital invested by the Pledgor in the incorporation of the Company is also automatically attributed to the pledged property.

2.7.

In the case of the Pledgee’s prior written consent, the Pledgor can get the share interests or dividends based on the Pledge. The share interests or dividend paid by the Pledgor for the Pledge shall be deposited in the account designated by the Pledgee, and shall be subjected to the supervision of the Pledgee and be used as a pledge for the first settlement of the secured debt.

2.8.	The Pledgee shall have the right to dispose of any pledge of any Pledgor in accordance with the provisions of this Agreement after the Event of the Breach.

Article 3 Release of Equity Pledge

The Pledgee shall remove the share pledge under this Agreement according to the requests of the relevant Pledgor after the Pledgor and the Company sufficiently and fully execute all Contract Obligations and pay off all Secured Indebtedness. And the Pledgee shall assist the relevant Pledgee to manage the deregister of the share pledge in the Company’s shareholder name list and the remove of the share pledge. The reasonable expenses arising from removing the share pledge shall be borne by the Pledgee.

Article 4 Disposition of pledge

4.1.

The Pledgor, company and the Pledgee hereby agrees that, in the Event of Default, the Pledgee have the right to exercise the all remedy rights and power after sending the written consent to the Pledgor under the PRC laws, the terms of the Transaction Documents including but not limited to get the prior compensation via auctioning or selling the Pledge. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

4.2.	The Pledgee is entitled to designate attorney or other representatives to exercise any or all rights above in written forms , and the Pledgor or Company shall not raise any objection to such action.

4.3.

The Pledgee’s reasonable expenses incurred by the execution of any or all of the rights mentioned above are borne by the Pledgor, and the Pledgee has the right to deduct such expenses in accordance with the amounts obtained from executing his right.

4.4.	The amounts of executing the rights of the Pledgee shall be dealt with in the following order:

First, pay all expenses arising from the disposition of the Pledge and the Pledgee execute their rights (including pay the attorney fee and agent’s remuneration);

Second, pay the tax fees which results of disposing the Pledge; and

Third, the Secured Indebtedness payed to the Pledgee.

If there are remaining balance after paying above amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgor resides by the Pledgee. (All expenses incurred are borne by the Pledgor).

4.5.

The Pledgee has the right to execute the pledge right of company shares which held by any Pledgor simultaneously or in any order. The Pledgee doesn’t need to preferentially execute the other remedies before executing the auction or selling of the Pledge under this Agreement. And the Pledgor or the Company also have no right to raise an objection on the situations that whether the Pledgee execute part of their pledge right or the orders of executing the pledge right.

Article 5 Costs and Expenses

All the actual expenses related to the setting of the equity pledge under this Agreement, including but not limited to stamp duty, any other tax and all legal expenses, shall be borne by Parties separately.

Article 6 Persistence and non-waiver

The equity pledge set up under this Agreement is a continuing guarantee, and its validity shall continue until the contract obligation is fully fulfilled and the secured debt is fully liquidated. The Pledgee’s waiver, grace or delay in exercising any rights under the Transaction Agreements and this Agreement, which shall not affect the rights of the Pledgee. And the Pledgee’s rights includes the rights requires the Pledgor to strictly execute the Transaction Agreements and this Agreement at any time later under this Agreement and the relevant PRC Laws and Transaction Documents. And the rights also includes the rights owned by the Pledgee after the Pledgor breach the obligations of the Transaction Agreements and / or this Agreement.

Article 7 Representations and Warranties of the Pledgor

The Pledgor hereby severally and jointly represent and warrant to the Pledgee that:

7.1.

The Pledgor are Chinese citizens and/or legal persons with full capacity, and they all have full and independent legal status and ability, and have been duly authorized to sign, deliver and perform this Agreement, and they can act independently as the subject of litigation.

7.2.

The company holding shares is a limited liability company which is properly registered and lawfully maintained in accordance with PRC laws and has an independent legal personality. It has the complete and independent legal status and legal capacity to sign, deliver and fulfill this Agreement, and can independently act as the subject of litigation. It has complete authority and authorization for the signing and delivery of this Agreement and all other documents relating to the transaction described in this Agreement, and the complete authority and authorization of the documents to be signed, and to complete the complete power and authority to complete the Transactions described in this Agreement.

7.3.

All reports, documents and information prepared by the Pledgor to the Pledgee before the entry into force of this Agreement, all matters relating to the Pledgor and the requirements of this Agreement are true, accurate and effective in all substantive respects at the time of the entry into force of this Agreement.

7.4.

All reports, documents and information prepared by the Pledgor to the Pledgee after the entry into force of this Agreement, all matters relating to the Pledgor and the requirements of this Agreement are true, accurate and effective in all substantive respects at the time of the entry into force of this Agreement.

7.5.

When this Agreement comes into effect, the Pledgor is the sole legal owner of the pledge, and there is no dispute about the ownership of the pledge. The Pledgor has the right to dispose of the pledge and any part thereof.

7.6.

In addition to the rights set in the pledge on the pledge by this Agreement and the rights set under the Transaction Documents, there are no other security interests or the rights and interests of the third party on the pledge.

7.7.	A pledge can be made in accordance with the law and transferred, and the Pledgor has full rights to pledge the pledge to the Pledgee according to the provisions of this Agreement.

7.8.	This agreement is duly signed by the Pledgor and constitutes a lawful, effective and binding obligation to the Pledgor.

7.9.

The signing and performance of this Agreement and the consent of any third party under this Agreement shall be obtained, permission, waiver, authorization, or approval, permission, waiver or registration or filing procedures (if required by law) of any government agency are obtained or processed and shall be fully effective within the validity of this Agreement.

7.10.

The Pledgor does not violate or contradict with any of its applicable laws, any agreement binding on one party or its assets, any court decision, any arbitral agency’s decision, and any administrative authority’s decision while comparing with the Pledgor sign and perform this Agreement.

7.11.	The equity pledge under this Agreement constitutes a security interest in the first order of the pledge.

7.12.	All taxes and charges payable on the acquisition of the property have been paid in full by the Pledgor.

7.13.

In any court or arbitral tribunal, there is no litigation, legal procedure or request known as a threat to the pledger, or of its property, or of the pledge, or in any government agency or administrative organ, which is unknown to the Pledgor, or its property, or the pledge, or to the quality of the Pledgor. A threat of litigation, legal proceedings or requests will have a significant negative impact on the economic situation of the Pledgor, or its ability to fulfil its obligations and security responsibilities under this Agreement.

7.14.

The Pledgor will assure the Pledgee that the afore-mentioned statement and guarantee will be true and correct at any time before the contract obligation is fully fulfilled or the guarantee is fully liquidated, and will be fully observed.

Article 8 Representations and Warranties of the Company

The Company hereby represent and warrant to the Pledgee that:

8.1.

The Company is a limited liability company duly registered and lawfully surviving under PRC Laws and has an independent legal personality, and has a complete and independent legal status and legal capacity to sign, deliver and perform this Agreement, and may independently act as the subject of litigation.

8.2.

All reports, documents and information prepared by the Company to the Pledgee before the entry into force of this Agreement, all matters relating to the Pledgor and the requirements of this Agreement are true, accurate and effective in all substantive respects at the time of the entry into force of this Agreement.

8.3.

All reports, documents and information prepared by the Company to the Pledgee after the entry into force of this Agreement, all matters relating to the Pledgor and the requirements of this Agreement are true, accurate and effective in all substantive respects at the time of the entry into force of this Agreement.

8.4.

It has complete right and authorization for the signing and delivery of this Agreement and all other documents relating to the transaction described in this Agreement, and the complete right and authorization of the documents to be signed, which have complete power and authority to complete the Transactions described in this Agreement.

8.5.

In any court or arbitral tribunal, there are no claims against a company or its assets (including but not limited to pledge) or in respect of a lawsuit, legal procedure or request known as a threat to the Company, nor in any government or administrative organ or any of the companies or its assets (including but not limited to the pledge). The threat of a lawsuit, legal procedure or request known to the Company will have a significant negative impact on the Company’s economic situation or the Company’s ability to fulfil its obligations under this Agreement and the ability to guarantee it.

8.6.

The company hereby agrees to undertake joint and several liability to the Pledgee on the statements and guarantees made by the relevant Pledgor under Article 7.5, Article 7.6, Article 7.7, Article 7.9 and Article 7.11 of this Agreement.

8.7.

The company hereby certifies to the Pledgee that the afore-mentioned statement and guarantee will be true and accurate in any case at any time before its contractual obligation is fully fulfilled or the guarantee is fully liquidated, and will be fully observed.

Article 9 Covenants of the Pledgor:

The Pledgor hereby severally and jointly covenant to the Pledgee:

9.1.

The Pledgor shall not establish or permit any new pledge or other security interest on the pledge thereof, without the prior written consent of the Pledgee. Any pledge or other security interest that has been established in whole or in part of the pledge without any prior consent in writing is invalid.

9.2.

Without prior written notice to the Pledgee and get the prior written consent from the Pledgee, the Pledgor shall not assign the pledge, otherwise all the transfer of the pledge shall be invalid. The Pledgor shall first pay the pledge to the Pledgee for the advance payment of the secured debt or to the third person agreed to the Pledgee after the Pledgee’s prior written consent is obtained.

9.3.

When any legal proceedings, arbitral or other requests take place, and may have adverse effects on the Pledgor or the Pledgee in the interests or the Pledge under this Agreement, the Pledgor shall guarantee the Pledgee in writing as soon as possible and in time and take all necessary measures in accordance with the reasonable requirements of the Pledgee to ensure that the Pledgee have the pledge interests of the pledge.

9.4.

A Pledgor shall not conduct or allow any act or omission which may have a significant adverse effect on the rights of the Pledgee in the Transaction Documents and the interests or collateral under this Agreement. The Pledgor waiver the pre-emptive right of the Pledgee when he implements the pledge.

9.5.

The Pledgor ensures, in accordance with the Pledgee’s reasonable requirements, to take all necessary measures and to sign all necessary documents (including but not limited to the supplementary agreement of this Agreement) so as to ensure the interests of the Pledgor on the pledge and the exercise and realization of such rights.

9.6.	If a pledge is transferred due to the exercise of the right of Pledge under this Agreement, the Pledgor guarantees that all measures shall be taken to achieve such transfer.

9.7.

If the Company needs to be dissolved or liquidated according to the mandatory provisions of the applicable law, after the Pledgor has completed the dissolution or liquidation procedure according to law in the Company, the interests assigned legally by the Company, the Pledgor shall give the Pledgee or the entity / individuals designated by the Pledgee on the premise of not violating the PRC law.

9.8.

After a breach of contract, the Pledgor agrees to grant such dividends, bonus, share interests, or other profit distribution (after deducting the related taxes) to the Pledgee or the entity /individuals designated by the Pledgee unconditionally. And such dividends, bonus, share interests, or other profit distribution are obtained from the Company within the term of this Agreement.

Article 10 Covenants of the Company

10.1.

The execution and performance of this Agreement and the pledge of equity under this Agreement shall be granted, authorized, abstained, authorized by any third party or approved, licensed, exempt from or registered or filed with any government agency (as required by law) by any government agency, and the Company will do its best to assist in obtaining and maintaining that it is fully effective during the period of validity in this association.

10.2.	Without the prior written consent of the Pledgee, the Company will not assist or allow the Pledgor to establish any new pledge or other security interest on the pledge.

10.3.	Without the prior written consent of the Pledgee, the Company will not assist or allow the Pledgor to transfer the pledge.

10.4.

When any legal proceedings, arbitral or other requests take place, and may have an adverse effect on the Company, the stock of the Company as a pledge, or the Pledgee’s interests under the Transaction Documents and the interests of this Agreement, the Company shall guarantee that the Pledgee will be notified in writing as soon as possible and in time, and all measures must be taken to ensure the pledge interests on the pledge of the Pledgee in accordance with the reasonable requirements of the Pledgee.

10.5.	The company shall not carry out or allow any act or action which may adversely affect the rights of the Pledgee or pledge in the Transaction Documents and this Agreement.

10.6.

In the first month of each Gregorian quarter, the Company will provide the Pledgee with the Company’s previous calendar quarter financial statements, including (but not limited to) the balance sheet, profit statement and cash flow statement.

10.7.

The company shall take all necessary measures and sign all necessary documents (including but not limited to the supplemental agreement of this Agreement) in accordance with the reasonable requirements of the Pledgee to ensure that the interests on the pledge of the Pledgee and the exercise and realization of such rights.

10.8.	If any pledge is transferred as a result of the exercise of the pledge right under this Agreement, the Company shall ensure that all measures are taken to achieve the transfer.

Article 11 Change of Circumstances

As a supplement, and not contrary to the Transaction Documents and the other provisions of this Agreement, if at any time, the promulgation or change of any PRC Laws, regulation or rules, or the change in the interpretation or application of such laws, regulations or rules, or the change in the registration procedure, which makes it illegal for the Pledgee to maintain the validity of this Agreement and / or to punish the pledge in accordance with the provisions of this Agreement or in violation of such laws, regulations or rules. The Pledgor and the Company shall immediately take written instructions from the Pledgee, and take any action, and / or sign any agreement or other documents in accordance with the Pledgee’s reasonable requirements:

(1)	to maintain the validity of this Agreement;

(2)	facilitate the disposition of pledge in accordance with the provisions of this Agreement; and / or

(3)	maintain or realize the guarantee established or intended to establish in this Agreement.

Article 12 Confidentiality

12.1.	Whether or not this Agreement has been terminated, either party shall have a confidentiality obligation for the following information.

12.1.1.	The signing and performance of this Agreement and the contents of this Agreement;

12.1.2.	The trade secrets, proprietary information and customer information (the “confidential information”) of the Pledgee that they have known or received for signing and performing of this Agreement.

A party may use such confidential information only for the purpose of fulfilling its obligations under this Agreement. The other party shall not disclose such confidential information to any third party without the written permission of any party, otherwise the it shall be borne the liability for breach of contract and paid the loss.

12.2.

The termination of this Agreement, any Party shall, at the request of the other party, return, destroy or otherwise dispose of all documents, information or software which contains confidential information, and stop the use of such confidential information.

12.3.	Notwithstanding the provisions of this Agreement, the effect of this article shall not be affected by the remove or termination of this Agreement.

Article 13 Effective and Terms of this Agreement

13.1.

This Agreement shall become effective upon the date of the execution by the Parties and the Pledgor become the shareholder of the Company after completion of the industrial and commercial alteration of the registered.

13.2.	This Agreement shall be until the Contract Obligations have been fully performed and the Secured Indebtedness have been fully paid.

Article 14 Notices

All notices and other communications required to be given pursuant to this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

Notices given by personal delivery, courier service, registered mail or prepaid postage shall be deemed effectively given on the date of sending.

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

For the purpose of notices, the addresses of the Parties are as follows:

Pledgor: CHEN Qi

Address: 3/F, Zheshang Fortune Center Block 1, 99 Gudun Road, Hangzhou

Fax: 0571-88867550

Pledgor: WEI Yibo

Address: 3/F, Zheshang Fortune Center Block 1, 99 Gudun Road, Hangzhou

Fax: 0571-88867550

Pledgor: YUE Xuqiang

Address: 3/F, Zheshang Fortune Center Block 1, 99 Gudun Road, Hangzhou

Fax: 0571-88867550

Pledgor: XU Yirong

Address: Room 1001, East district of the Longzeyuan Community Block H11, Huilongguan Town, Changping District, Beijing

Tel: 13581696939

Pledgee: Hangzhou Shiqu Information and Technology Co., Ltd.

Address: 3/F, Zheshang Fortune Center Block 1, 99 Gudun Road, Hangzho

Fax: 0571-88867550

Company: Beijing Meilishikong Network and Technology Co., Ltd.

Address: No. 2827, Building 27, Enjili Community, Haidian District, Beijing

Fax: 010-53184310-801

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms of this Section.

Article 15 Miscellaneous

15.1.

A Pledgor or company may not transfer any of its rights, obligations or liabilities under this Agreement to any third party without the prior written consent of the Pledgee. But the Pledgee, without the consent of the Pledgor or the Company, may transfer the rights, obligations or responsibilities under this Agreement to any third party after the Pledgee is notified of the Pledgor and the Company. The successors or authorized assignee (if any) of the Parties shall continue to perform the obligations of the Pledgor and the Company under this Agreement.

15.2.	The amount of the secured debt secured by the pledge shall be determined by the Parties concerned and shall be regarded as the final evidence of the secured obligation under this Agreement.

15.3.

This Agreement shall be written in Chinese and made in seven duplicates, with each Party hereto holding one copy and for the purposes of registration or filing can increase the original signed copies (if necessary).

15.4.	The execution, effectiveness, performance, amendment and termination of this Agreement hereunder shall be governed by the laws of China.

15.5.

Any dispute arising under this Agreement and in connection with this Agreement shall be settled by the Parties through friendly negotiations. If the Parties cannot reach Agreement within 30 days after the disputes arises, either Party may submit the relevant dispute to the Shanghai Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shanghai. The arbitration award shall be final and binding on the Parties.

15.6.

Any right, power and remedy given to the Parties in this clause shall not exclude any other rights, powers or remedies that the party enjoys in accordance with the provisions of the law and the other provisions under this Agreement, and that the exercise of the rights, powers and remedies of one party does not exclude the other rights, powers and remedies that the party has the right to exercise.

15.7.

A party who fails or delay to exercise any rights, powers and remedies that it owns under this Agreement or law (the “Right”) will not cause the waiver of such rights, and any single or part waiver of the right does not exclude the exercise of such rights in other ways and exercise the right to the other party.

15.8.	The headings of the articles of this Agreement are only indexed, and in no case shall they be used or affect the interpretation of the provisions of this Agreement.

15.9.

Each clause of this Agreement can be separated and independent of every other clause. If one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable at any time, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected in any respect.

15.10.

Any amendments and additions to this Agreement shall be made in writing, unless the Pledgee transfers its rights under this Agreement in accordance with the provisions of Article 15.1, the amendment and supplement of this Agreement shall come into force by the Parties to which this Agreement is properly signed.

15.11.	This Agreement shall be binding on the lawful successors of the Parties.

15.12.	On the date of entry into force of this Agreement, the Share Proxy Agreement signed by the Parties on March 18, 2016 will be automatically terminated.

15.13.

At the same time as this Agreement signed, Pledgor shall sign a power of attorney (the “Power of Attorney”, in the form of Exhibit B of this Agreement), entrust any person designated by it to sign any and all necessary legal documents under this Agreement for the exercise of his rights under this Agreement. The Power of Attorney shall be kept by the Pledgee, where necessary, a Pledgee may submit the Power of Attorney to the relevant government department at any time.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

(Signature Page to the Amended and Restated Equity Interest Pledge Agreement)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and the place first written above.

Beijing Meilishikong Network and Technology Co., Ltd.

(Seal: /s/ Beijing Meilishikong Network and Technology Co., Ltd.)

By:	/s/ YUE Xuqiang
Name:	YUE Xuqiang
Title:	Authorized signatory

(Signature Page to the Amended and Restated Equity Interest Pledge Agreement)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and the place first written above.

CHEN Qi

By:	/s/ CHEN Qi

WEI Yibo

By:	/s/ WEI Yibo

YUE Xuqiang

By:	/s/ YUE Xuqiang

XU Yirong

By:	/s/ XU Yirong

(Signature Page to the Amended and Restated Equity Interest Pledge Agreement)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and the place first written above.

Hangzhou Shiqu Information and Technology Co., Ltd.

(Seal: /s/ Hangzhou Shiqu Information and Technology Co., Ltd.)

By:	/s/ CHEN Qi
Name:	CHEN Qi
Title:	Legal Representative